EXHIBIT 23.1


                                     ARTHUR
                                    ANDERSEN





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our Report dated September 11, 1998 in this Form S-1 Registration Statement, Amendment No. 1.





                                             /s/   ARTHUR ANDERSEN LLP

Denver, Colorado,
October 26, 1998


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